DELAWARE(SM)
INVESTMENTS
-----------


Delaware Group Global Dividend and Income Fund, Inc.

Closed-End Income


[Closed-End Income Artwork]


                                                              2000 ANNUAL REPORT

TABLE OF CONTENTS
-----------------

Letter to Shareholders                                          1

Portfolio Management
Review                                                          3

Performance Summary                                             8

Financial Statements

  Statement of Net Assets                                       9

  Statement of Assets
  and Liabilities                                              13

  Statement of Operations                                      14

  Statements of Changes in
  Net Assets                                                   15

  Statement of Cash Flows                                      16

  Financial Highlights                                         17

  Notes to Financial
  Statements                                                   18

A TRADITION OF SOUND INVESTING SINCE 1929


Your Fund's Investment Strategies

U.S. Common Stocks with Above-Average Yields
The Fund's management focuses on U.S. stocks that pay high dividends relative to their share price. Such high-yields can point the Fund to strong companies whose stocks have capital appreciation potential. The dividend income from these stocks has the potential to add value to total return.

Convertible Preferred Stocks and Bonds
The Fund invests in both convertible preferred stock and convertible bonds. Both securities pay fixed rates of income, but because they can be converted into common stock, they are indirectly tied to the common stock's performance. As a result, convertible securities generally offer higher income than common stocks and an opportunity for price appreciation when the value of the underlying common stock rises. The Fund may buy convertibles when the underlying common stock offers strong growth potential but a lower yield.

High-Yield Corporate Bonds
High-yield bonds, those rated BB or lower, have greater default risk than bonds with higher quality ratings, but provide a greater level of income to compensate investors for the additional risk. Prices of high-yield bonds tend to be less sensitive to changes in interest rates than higher rated bonds.

Foreign Stocks
In evaluating foreign stocks, the Fund's management takes into account risks that include a country's inflation outlook, economy, politics, different accounting standards, tax policies, and the effect of currency fluctuation. The value of a company's projected dividend stream is "discounted" for these risks so that management has a consistent yardstick to compare stocks around the globe.

Foreign Bonds
The Fund invests in foreign government and corporate bonds whose total return potential relative to currency, and political and economic risks appears attractive. In order to reduce currency risk, the Fund may buy foreign bonds denominated in U.S. dollars rather than the currency of the country issuing the bond.

Leveraging
About $25 million (35.52%) of your Fund's net assets were leveraged as of November 30, 2000. Leveraging is a tool that is generally not available to open-end mutual funds and one that can be an important contributor to your Fund's income and capital appreciation. Of course, there is no guarantee that the Fund will achieve its objective by using leveraging. Leveraging could result in a higher degree of volatility because the Fund's net asset value could be more sensitive to fluctuations in short-term interest rates and equity prices. We believe this risk is reasonable given the potential benefits of higher income.

Your Fund's Buyback Program
Your Fund's board of directors approved a share repurchase program in 1994 that authorizes the lead manager of Delaware Group Global Dividend and Income Fund, Inc. to purchase up to 10% of the Fund's outstanding shares on the floor of the New York Stock Exchange.

Through November 30, 2000 we did not make use of this option since we did not see this as the most effective way to add value to the portfolio.

Tender Offer
The Fund commenced a tender offer to purchase, at net asset value, up to 10% of its issued and outstanding shares of common stock on June 1, 2000, which expired on June 29, 2000. The tender offer was oversubscribed and all tenders were subject to proration (at a ratio of approximately 50.40%) in accordance with the terms of the tender offer. Following the purchase of shares tendered, the Fund has 5,985,582 shares of common stock outstanding.

Your Reinvestment Options
Delaware Group Global Dividend and Income Fund, Inc. offers an automatic dividend reinvestment program. Effective December 8, 2000, Mellon Investor Services, LLC has become the transfer and dividend disbursing agent, registrar and dividend reinvestment agent for the Fund. If you would like to reinvest dividends, and shares are registered in your name, contact Mellon Investor Services, LLC at 1.800.851.9677. You will be asked to put your request in writing. If you have shares registered in "street" name, contact the broker/dealer holding the shares or your financial adviser.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(C)Delaware Distributors, L.P.

Dear Shareholder

January 9, 2001

"THE TIGHTER MONETARY ENVIRONMENT IN THE MAJOR MARKETS CONTRIBUTED TO THE GENERALLY WEAK PERFORMANCE OF GLOBAL MARKETS."

Recap of Events -- As of November 30, 2000, the pace of global economic growth slowed this past year as tightening financial conditions, combined with the high price of oil, generally challenged businesses worldwide. During the year, the U.S. Federal Reserve Board, the European Central Bank, and, for the first time since 1990, even the Bank of Japan raised interest rates.

The tighter monetary environment in the major markets contributed to the generally weak performance of global markets. In a poor environment for stocks, returns in many overseas markets have been lackluster, while major U.S. equity indexes such as the Dow Jones Industrial Average and the S&P 500 Index are in negative territory year to date as of November 30, 2000. Unfortunately, the generally poor performance by stocks worldwide did not translate into strong returns for global bonds. Currency volatility and a strong U.S. dollar squeezed returns in many areas of the world, as evidenced by the -6.65% return for the Salomon Smith Barney Non-US World Government Bond Index for the one-year period ended November 30, 2000.

Delaware Group Global Dividend and Income Fund, Inc. felt the repercussions of severely volatile U.S. and international equity markets, returning -4.04% (shares at net asset value with distributions reinvested) for the one-year period ended November 30, 2000. Delaware Group Global Dividend and Income Fund, Inc. has a value directive. During the first several months of our fiscal year, the stock market was characterized by momentum investing, with investors focused on growth companies, and technology in particular. This trend began to change in the spring of 2000, as extreme levels of volatility struck the more aggressive equity markets -- prompting many investors to seek safer fixed-income investments and to look more closely at stock valuations.


Average Annual Total Returns                                                                        Premium (+)/
At Net Asset Value                                                                                  Discount (-)
For The Periods Ended November 30, 2000                       One Year   Five Year    Lifetime*    As of 11/30/00
------------------------------------------------------------------------------------------------------------------
Delaware Group Global
Dividend and Income Fund, Inc.                                 -4.04%      +7.13%       +6.83%        -11.85%
------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index                                    -4.22%     +18.67%      +19.86%

Merrill Lynch High-Yield Bond Index                            -5.09%      +4.78%       +6.41%

Morgan Stanley Capital International (MSCI)
   Europe, Australia and Southeast Asia
   (EASEA) Index                                               -5.86%     +12.82%      +12.72%

Salomon Smith Barney Non-U.S.
   World Government Bond Index                                 -6.65%      +0.98%       +3.94%

Lipper Closed-End Income and
   Preferred Stock Funds Average (11 funds)                    +5.26%      +7.37%       +8.53%
------------------------------------------------------------------------------------------------------------------

All performance shown above is at net asset value and assumes the reinvestment of all distributions. The Standard & Poor's 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. The Merrill Lynch High-Yield Bond Index measures the performance of the U.S. high-yield bond market. The Morgan Stanley Capital International (MSCI) Europe, Australia and Southeast Asia (EASEA) Index measures the performance of stocks in Europe, Australia and Southeast Asia, excluding Japan. The Salomon Smith Barney Non-U.S. World Government Bond Index measures the general performance of non-U.S. bond markets. All indexes are unmanaged. The Lipper category represents the average returns of income and preferred stock mutual funds tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

*Commenced operations on March 4, 1994.

"WE THINK GOOD VALUES REMAIN AVAILABLE IN BOTH EMERGING AND DEVELOPED
MARKETS..."

Despite a difficult year for international investors, the slowing of U.S. economic growth has many analysts hopeful for a "soft landing" for the U.S. economy. This optimistic view points to continued U.S. economic expansion and better times ahead for U.S. stocks, both of which would likely bode well for global markets. International investors can find other reasons to be encouraged, too. These include healthy euro zone employment growth, China's entry into the World Trade Organization, and occasional signs of hope in Japan for eventual economic recovery, despite that country's struggling banking system.

In addition, many emerging market countries around the globe are busy adopting pro-business policy changes. Developed markets, meanwhile, become more interdependent each year. The increasing globalization of financial markets and businesses is a very real trend that should encourage international investors who maintain a long-term perspective.

Market Outlook -- We believe that the damage done in global equity markets by high oil prices, rising interest rates, and a strong dollar is excessive. We think good values remain available in both emerging and developed markets; however, investors will need to remain focused on companies that can produce sustained profitability.

We think investing in overseas markets adds important diversification to your portfolio. Investments in non-U.S. stocks provide opportunity for capital appreciation, but they also come with increased risks and volatility that make it especially important to keep a long investment time horizon. We commend you for remaining steadfast with your international investments.

Thank you for your continued confidence and your commitment to Delaware Investments.


Sincerely,


/s/ Charles E. Haldeman, Jr.              /s/ David K. Downes
-------------------------------------     --------------------------------------
Charles E. Haldeman, Jr.                  David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds


[Closed-End Income Artwork]

                                                               Peter C. Andersen
                                                        Senior Portfolio Manager
                                                               U.S. Fixed Income
                                                     Delaware Management Company

                                                                    Joanna Bates
                                                        Senior Portfolio Manager
                                                            Foreign Fixed Income
                                                    Delaware Investment Advisers

                                                                   Michael Dugan
                                                        Senior Portfolio Manager
                                                                   U.S. Equities
                                                     Delaware Management Company

                                                               Clive A. Gillmore
                                                        Senior Portfolio Manager
                                                                Foreign Equities
                                                    Delaware Investment Advisers

                                                             Christopher A. Moth
                                                        Senior Portfolio Manager
                                                            Foreign Fixed Income
                                                    Delaware Investment Advisers

                                                                 January 9, 2001

PORTFOLIO MANAGEMENT REVIEW
---------------------------

Portfolio Highlights
For Delaware Group Global Dividend and Income Fund, Inc. 12-month period ended November 30, 2000 was a difficult year, as the Fund suffered from the severe volatility experienced by both the domestic and international financial markets. The Fund provided a total return of -4.04% (shares at net asset value with distributions reinvested) for the period. However, your Fund managed to outperform all of its benchmarks, with the exception of its Lipper peer group. Given the challenging market conditions during our fiscal year, the Fund's performance may have suffered worse were in not for our dollar-denominated holdings in foreign debt. The dollar was strong against other currencies throughout the fiscal year.

U.S. Stocks
As of November 30, 2000, Delaware Group Global Dividend and Income Fund, Inc. allocation to common stock was nearly 78% of the portfolio's net assets. We maintained a larger portion of the portfolio in U.S. common stocks because we perceived there to be a more favorable investing environment in U.S. equities compared to bonds. Early in our fiscal year, investors focused primarily on technology and growth stocks, largely ignoring stocks with a value orientation, such as those held by your Fund. This trend changed in mid-March when the Nasdaq Composite Index and other major indexes began to tumble -- prompting investors to seek out less risky fixed-income investments and equities with more of a value nature. We believe the Fund can add excellent diversification to your portfolio -- especially in volatile markets -- because it offers a well-balanced blend of growth and value, as well as equity and fixed-income, while exposing you to both domestic and international markets.

The biggest contributions to performance came from relatively long-term portfolio holdings in REITs and in utility and energy stocks. Sectors that had a negative impact on performance include those in economically sensitive areas of the economy, such as basic industries, or "cyclicals", and capital goods. Companies that are dependent on price increases (with the exception of energy and oil) generally suffered this year because they were unable to pass along such increases to the public.

"AFTER TWO YEARS OF

SIGNIFICANT

UNDERPERFORMANCE,

SECURITIES IN THE REIT

SECTOR DELIVERED STRONG

RETURNS IN 2000."

Basic Industry: Throughout the Fund's fiscal year, we maintained our commitment to cyclical stocks. Since cyclical stocks are strongly tied to the supply-and-demand business cycle, their prices tend to increase when the economy is expanding, and conversely decrease when the economy is slowing down. Cyclical stocks typically underperform during periods when the Federal Reserve Board is aggressively raising interest rates. The Fund saw disappointing earnings from its holdings in Alcan Aluminum, a leading metal manufacturer and International Paper, a global producer of paper and forest products. However, we believe that the Fed's sudden half-point interest rate reduction on January 3, 2001 will re-energize the U.S. economy and will likely produce a favorable environment for cyclical stocks.

REITs: After two years of significant underperformance, securities in the REIT sector delivered strong returns in 2000. The sector benefited from stabilized earnings and a well-balanced real estate economy. The NAREIT Equity REIT Index, returned +17.22% for the one-year period ended November 30, 2000, compared to -9.88% for the one-year period ended November 30, 1999 and -13.13% for the one-year period ended November 30, 1998. The Fund's holdings in MeriStar Hospitality, a Washington, D.C. based hotel chain, and Corporate Office Properties Trust, which own and operate office buildings, were particularly strong performers throughout our fiscal year.

Energy: As the price of oil and natural gas rose during our fiscal year, stocks in this sector became more attractive. Our holdings in Chevron, for example, turned in an impressive performance. We expect to maintain our current exposure to this sector, as we believe it is likely that earnings will remain strong at least for the next few quarters.

Utilities: The shake-up in the technology sector caused many investors to seek out the relative stability traditionally found in utility company stocks. Investors were attracted to the more reliable earnings and low P/Es available from companies in this sector. Electric companies, in particular, benefited from rising oil and natural gas prices and high demand, and continued to perform well for us. Our holdings in PG&E, based in California, contributed positively to the Fund's performance.

[Closed-end Income Artwork]

"WE CONTINUE TO

MAINTAIN SIGNIFICANT

EXPOSURE TO SELECT ASIA

PACIFIC MARKETS -- NEW

ZEALAND AND AUSTRALIA

IN PARTICULAR."

Foreign Stocks
As of November 30, 2000, the portfolio is allocated in foreign stocks much the same as it was at mid-fiscal-year. Throughout the Fund's fiscal year, we avoided exposure to Japan. Although we are encouraged by signs of some positive economic conditions and some corporate restructuring, we feel Japan's future is still too speculative to risk investing in at the present time.

In accordance with our buy-and-hold strategy, our U.K. holdings are quite similar to what they were one year ago. Our U.K. allocation, which is our largest overseas allocation, accounts for nearly 9% of the portfolio and contains a diverse collection of companies, including pharmaceutical giant Glaxo Wellcome (which recently merged with SmithKline Beecham) and Blue Circle Industries, an industrial manufacturing company.

We continue to maintain significant exposure to select Asia Pacific markets -- New Zealand and Australia in particular. Although the 2000 Summer Olympics provided an economic boost for Australia, the local currency decreased in value against a strong U.S. dollar throughout the year. The Australian dollar traded at just above 52 U.S. cents at the end of our fiscal year. We believe this level of exchange offers significant value, and Australia continues to be a market for which we have great optimism. Our Australian holdings include the National Australia Bank and Foster's Brewing Group. The Fund also holds stock in U.K.-based mining corporation Rio Tinto, which has a substantial Australian operation.

Although we look for undervalued currencies, we do not think that all depressed currencies represent good value. We are currently concerned about the continued descent of the euro, which by November 30, 2000 was down more than 4% against the U.S. dollar for our fiscal year. Partially because of this, we have kept our overall allocation to continental Europe below that of our benchmark. However, we believe that many select value opportunities are available in this market. For example, we hold positions in Bayer, headquartered in Germany, and in Spain's telecommunications giant, Telefonica. The rising price of oil benefited many of our energy stocks across the board, including Europe's Royal Dutch Petroleum, based in the Netherlands.

Delaware Group Global
Dividend and Income Fund, Inc.
Portfolio Asset Mix
(As a percentage of the investment portfolio)
As of November 30, 2000


Convertible Bonds 1.74%

Common Stock 58.03%


Non-Convertible Bonds 34.20%

Warrants and
Short-Term Securities 1.87%

Convertible Preferred Stock 4.16%

High-Yield Bonds
The Fund recently experienced a major shift in its strategy of managing the high-yield bonds within its portfolio. In September 2000, lead fixed-income manager Peter C. Andersen and his seasoned team of bond researchers and traders took over the reins of the high-yield bond portion of the portfolio. They came to Delaware Investments this fall from Conseco Capital Management and bring with them a wealth of knowledge and expertise in the fixed-income arena. Under their leadership, the Fund now focuses on companies with higher credit ratings. Bonds are carefully selected by using a bottom-up, research-intensive process, ensuring that, in our opinion, the best possible high-yield debt securities are chosen for the portfolio. This method is similar to that used in picking stocks. In addition, the management team seeks out individual companies whose bonds are selling at lower prices (or below par) as a result of general market conditions rather than because of concerns about their credit-worthiness.

Throughout our fiscal year, the Fund concentrated on high-yield securities in the industrial and cyclical sectors. Unfortunately, despite experiencing a brief turnaround in June 2000, the high-yield bond market continued to be negatively affected by reduced demand and lack of liquidity. In addition, over the past year or so, there has been an increase in the number of defaults in the high-yield market, as banks have begun cutting back lines of credit.

Despite these negatives, we believe there are still good reasons for maintaining the Fund's high-yield bond position, as these bonds continue to provide the portfolio with an attractive level of income. We believe that as investors perceive that interest rates have stabilized, they may once again seek out these bonds. Provided their fundamentals remain strong, we believe high-yield bonds have the potential to appreciate as the market regains some of its lost momentum. In addition, we are confident in our new credit-focused management team and believe we will begin to see positive returns in the near term as a result of their efforts.

Foreign Bonds
Over the past 12-month period, U.S. investors struggled to find valuable investment opportunities in international bonds. Rising interest rates, currency volatility, and a very strong U.S. dollar continued to detract the performance of international bond markets throughout the fiscal year. Evidence of this lackluster performance can be seen in the Salomon Smith Barney Non-U.S. World Government Bond Index, which returned -6.65% for the year ended November 30, 2000. However, we continue to be committed to the foreign bond position in our portfolio as we feel this market offers excellent value and earnings potential.

[Closed-end Income Artwork]

"ALTHOUGH THE FUND

STRUGGLED TO CAPTURE

HIGH DIVIDENDS AND

YIELDS THROUGHOUT MOST

OF ITS FISCAL YEAR, WE

FEEL THE INVESTMENT

ENVIRONMENT FOR

FIXED-INCOME AND EQUITY

SECURITIES IS LOOKING

MORE FAVORABLE."

We believe that a number of international currencies are now extraordinarily undervalued. In particular, the euro and the Australian and New Zealand dollars have been hit hard as the U.S. dollar has risen. We believe the bulk of the portfolio's lower performance compared to our benchmark for our fiscal year is due to our lower percentage of holdings in bonds issued by companies in the Eurozone and in Australia and New Zealand. In our opinion, as time progresses, we anticipate that the U.S. dollar will weaken and we view the outlook for the euro and the Australian and New Zealand dollars as very favorable. Our most significant European bond investments continue to be in emerging markets such as Poland and Greece.

As in equities, we currently have no exposure to the Japanese bond market, although there is a large supply of new debt available. We believe Japan's economic earnings potential is still low and Japan will remain a poor value market, at least for the immediate future. We intend to invest in the Japanese bond market only when we see substantial evidence demonstrating the country is capable of producing sustainable growth.

Outlook
Although the Fund struggled to capture high dividends and yields throughout most of its fiscal year, we feel the investment environment for fixed-income and equity securities is looking more favorable. Our outlook for the high-yield bond market remains cautious though, as it has been lacking a catalyst for two years. However, we are optimistic that the Fed's recent interest rate reduction could provide that catalyst. We also believe the decrease could create a much-needed resurgence in the U.S. economy, and in turn boost investors' confidence, which has been seriously dampened in recent months.

Factors that held us back in the short term, in our opinion, could be wind in our sails going forward. For example, we believe current prospects appear better for cyclical stocks in the U.S., as we expect their returns to improve should the Fed continue to reduce interest rates. We also expect the U.S. dollar to weaken, enabling the Australian and New Zealand dollars to regain value and flourish in economic growth.

As value investors, we continue to seek out those opportunities that exist across a broad range of sectors and across international markets, which we believe have the potential for better than expected earnings in the quarters to come. We firmly believe that diversification will be the key to success in the current market environment and that value funds, such as Delaware Group Global Dividend and Income Fund, Inc. will serve as an effective complement to more aggressive growth funds in an investor's portfolio.

FUND BASICS
-----------

Fund Objectives
The Fund seeks to achieve current
income and, secondarily,
capital appreciation.

Total Fund Net Assets
As of November 30, 2000
$70.42 million

Number of Holdings
As of November 30, 2000
160

Fund Start Date
March 4, 1994

Nasdaq Symbols
DGF

Delaware Group Global
Dividend and Income Fund, Inc.
Asset Allocation by Country
November 30, 2000

Greece 2.38%

New Zealand 3.03%

United States 55.85%


Poland 2.50%

Germany 3.80%

Australia 3.83%

South Africa 5.56%

United Kingdom 8.61%

Mexico 1.98%

Others 12.46%

[Closed-end Income Artwork]

DELAWARE GROUP GLOBAL DIVIDEND AND INCOME FUND, INC. PERFORMANCE
----------------------------------------------------------------

Market Price vs. Net Asset Value
November 30, 1999 to November 30, 2000

                                                  Market Price  Net Asset Value

Nov '99                                              $11.75         $13.92
Dec '99                                              $11.62         $14.26
Jan '00                                              $11.75         $13.54
Feb '00                                              $11.06         $12.83
Mar '00                                              $10.88         $13.33
Apr '00                                              $11.19         $13.18
May '00                                              $11.87         $13.04
Jun '00                                              $11.94         $12.93
Jul '00                                              $12.06         $12.93
Aug '00                                              $12.5          $12.71
Sep '00                                              $11.75         $12.33
Oct '00                                              $11.5          $12.09
Nov '00                                              $10.38         $11.77

Source: Bloomberg. Past performance does not guarantee future results.

Growth of a $10,000 Investment
March 4, 1994 through November 30, 2000

           Glob & Div Market    Glob & Div Net   Lipper Market    Lipper Net

Mar '94          $10,000            $10,000         $10,000        $10,000
Nov '94          $ 8,258            $ 9,889         $ 9,096        $ 9,543
Nov '95          $10,749            $11,776         $11,738        $12,103
Nov '96          $13,696            $14,614         $13,603        $13,652
Nov '97          $16,296            $17,234         $15,730        $15,860
Nov '98          $16,630            $17,611         $17,113        $17,020
Nov '99          $13,803            $17,511         $14,667        $16,219
Nov '00          $13,843            $16,803         $15,863        $17,303

Chart assumes $10,000 invested on March 4, 1994 and reflects the reinvestment of all distributions at market value. Performance of the Fund and the index at market value are based on market performance during the period. Performance of the Fund and the index at net asset value are based on the fluctuations in net asset value during the period. Delaware Group Global Dividend and Income Fund, Inc. was initially offered with a sales charge of 6.0%. Performance since inception does not include fees, the initial sales charge or any fees or brokerage commissions for purchases made since inception. Investments in the Fund are not available at net asset value. The Lipper Closed-End Income Fund Average represents a peer group of closed-end mutual funds tracked by Lipper Inc. Past performance is not a guarantee of future results. You cannot invest directly in an index or average.

Statement of Net Assets


DELAWARE GROUP GLOBAL DIVIDEND AND INCOME FUND, INC.
----------------------------------------------------
                                                                      Market
                                                          Number of   Value
November 30, 2000                                         Shares      (U.S.$)
--------------------------------------------------------------------------------
Common Stock - 77.80%
Aerospace & Defense - 1.07%
Lockheed Martin ......................................     22,000     $  750,200
                                                                      ----------
                                                                         750,200
                                                                      ----------
Automobiles & Automotive Parts - 2.84%
Continental ..........................................     26,000        378,733
Ford Motor ...........................................     31,467        715,874
General Motors .......................................      6,000        297,000
GKN ..................................................     56,000        609,809
                                                                      ----------
                                                                       2,001,416
                                                                      ----------
Banking, Finance & Insurance - 8.80%
Bank One .............................................     20,000        716,250
Bayerische Vereinsbank ...............................      7,800        398,856
Block (H&R) ..........................................     11,000        387,063
Chase Manhattan ......................................     16,000        590,000
First Union ..........................................     17,200        432,150
Halifax Group ........................................     32,000        297,018
ING Groep NV .........................................     12,207        878,777
Keycorp ..............................................     26,000        648,375
National Australia Bank ..............................     58,130        912,863
National City ........................................     25,000        618,750
Sanlam ...............................................    303,000        315,853
                                                                      ----------
                                                                       6,195,955
                                                                      ----------
Buildings & Materials - 1.66%
Blue Circle Industries ...............................     77,922        512,099
Compagnie de Saint-Gobain ............................      3,200        441,086
Wharf (Holdings) .....................................    107,000        217,434
                                                                      ----------
                                                                       1,170,619
                                                                      ----------
Cable, Media & Publishing - 0.50%
Gannett ..............................................      6,600        353,925
                                                                      ----------
                                                                         353,925
                                                                      ----------
Chemicals - 2.58%
Bayer ................................................     20,750        916,698
Dow Chemical .........................................     24,000        733,500
Orica ................................................     56,800        164,793
                                                                      ----------
                                                                       1,814,991
                                                                      ----------
Computers & Technology - 1.62%
International Business Machines ......................      6,000        561,000
Pitney Bowes .........................................     20,000        581,250
                                                                      ----------
                                                                       1,142,250
                                                                      ----------
Consumer Products - 0.67%
Siemens ..............................................      4,050        468,437
                                                                      ----------
                                                                         468,437
                                                                      ----------
Electronics & Electrical Equipment - 2.03%
Eaton ................................................     14,000        981,750
Rockwell International ...............................      6,300        253,575
Thomas & Betts .......................................     13,000        190,125
                                                                      ----------
                                                                       1,425,450
                                                                      ----------

                                                                      Market
                                                          Number of   Value
                                                          Shares      (U.S.$)
--------------------------------------------------------------------------------
Common Stock (continued)
Energy - 5.10%
Baker Hughes .........................................     14,000     $  462,875
Chevron ..............................................     14,000      1,146,250
Conoco Class B .......................................     21,000        526,313
Royal Dutch Petroleum ................................     11,700        701,051
RWE ..................................................     11,000        474,481
Sasol ................................................     39,400        278,045
                                                                      ----------
                                                                       3,589,015
                                                                      ----------
Food, Beverage & Tobacco - 5.08%
Bass .................................................     56,470        594,030
Foster's Brewing Group ...............................    277,442        684,126
Goodman Fielder ......................................    970,000        648,657
Heinz (H.J.) .........................................     14,000        638,750
Philip Morris ........................................     20,000        763,789
Uniq .................................................     77,000        250,282
                                                                      ----------
                                                                       3,579,634
                                                                      ----------
Healthcare & Pharmaceuticals - 1.86%
Glaxo Wellcome .......................................     29,570        862,719
Schering-Plough ......................................      8,000        448,500
                                                                      ----------
                                                                       1,311,219
                                                                      ----------
Industrial Machinery - 2.69%
Caterpillar ..........................................     11,000        432,438
Deere & Co ...........................................     36,000      1,464,750
                                                                      ----------
                                                                       1,897,188
                                                                      ----------
Leisure, Lodging & Entertainment - 1.32%
Carnival .............................................     17,000        385,688
Viad .................................................     24,000        544,500
                                                                      ----------
                                                                         930,188
                                                                      ----------
Metals & Mining - 2.02%
Alcan Aluminum .......................................     30,000        911,250
Rio Tinto ............................................     32,111        484,642
Rouge Industries Class A .............................     14,800         27,750
                                                                      ----------
                                                                       1,423,642
                                                                      ----------
Packaging & Containers - 0.65%
Amcor ................................................    170,100        454,100
                                                                      ----------
                                                                         454,100
                                                                      ----------
Paper & Forest Products - 3.65%
Carter Holt Harvey ...................................    200,000        144,056
Georgia-Pacific (Timber Group) .......................     38,300      1,036,494
International Paper ..................................     20,000        677,500
Paperlinx ............................................     56,700        101,508
Weyerhaeuser .........................................     14,000        612,500
                                                                      ----------
                                                                       2,572,058
                                                                      ----------
Real Estate - 17.17%
AMB Property .........................................     23,000        547,688
Apartment Investment & Management ....................     19,700        906,200
Camden Property Trust ................................     10,000        310,625

                                                                      Market
                                                          Number of   Value
Delaware Group Global Dividend and Income Fund, Inc.       Shares     (U.S.$)
--------------------------------------------------------------------------------
 Common Stock (continued)
 Real Estate (continued)
 Capital Automotive ..................................    6,500      $    81,656
 Chateau Communities .................................   14,000          385,000
 Corporate Office Properties .........................   30,700          289,731
 Duke-Weeks Realty ...................................   26,000          591,500
 Equity Office Properties Trust ......................   33,000        1,000,313
 Franchise Finance ...................................   40,000          877,500
 General Growth Properties ...........................   18,100          595,038
 Liberty Property Trust ..............................   31,142          817,478
 Macerich ............................................   18,000          345,375
 MeriStar Hospitality ................................   28,000          526,750
 Pan Pacific Retail Properties .......................   33,800          699,238
 Philips International Realty ........................   22,600          384,200
 Prentiss Properties Trust ...........................   47,508        1,190,669
 Public Storage ......................................   32,000          702,000
 Reckson Associates Realty ...........................   44,000        1,031,250
 Simon Property Group ................................    8,000          183,500
 Sun Communities .....................................   20,000          620,000
                                                                     -----------
                                                                      12,085,711
                                                                     -----------
 Retail - 2.89%
 Boots ...............................................   65,000          562,634
 Great Universal Stores ..............................  128,700          963,894
 Target ..............................................   17,000          511,063
                                                                     -----------
                                                                       2,037,591
                                                                     -----------
 Telecommunications - 3.79%
 BellSouth ...........................................   12,000          501,750
 Cable & Wireless ....................................   50,300          618,923
 Telecom Corporation of New Zealand ..................  189,000          443,979
 Verizon Communications ..............................   13,053          733,427
*WorldCom ............................................   25,000          373,438
                                                                     -----------
                                                                       2,671,517
                                                                     -----------
 Transportation & Shipping - 0.75%
 British Airways .....................................   93,000          530,824
                                                                     -----------
                                                                         530,824
                                                                     -----------
 Utilities - 9.06%
 BG ..................................................  121,754          500,534
 Electrabel ..........................................    1,689          349,877
 Hong Kong Electric Holdings .........................  200,000          689,757
 Iberdrola ...........................................   45,000          538,096
*Lattice Group .......................................   89,957          190,666
 PG&E ................................................   32,000          878,000
 Powergen ............................................   82,300          683,699
 Scottish Power ......................................   26,100          766,688
 Southern ............................................   25,000          789,063
*Telefonica ..........................................   30,332          476,127
 TXU .................................................   13,000          519,188
                                                                     -----------
                                                                       6,381,695
                                                                     -----------
 Total Common Stock
  (cost $56,551,497) .................................                54,787,625
                                                                     -----------

                                                                      Market
                                                          Number of   Value
                                                           Shares     (U.S.$)
--------------------------------------------------------------------------------
Convertible Preferred Stock - 5.58%
Banking, Finance & Insurance - 0.81%
Sovereign Capital Trust II 7.50% .....................     13,000     $  572,000
                                                                      ----------
                                                                         572,000
                                                                      ----------
Buildings & Materials - 0.69%
Ingersoll Rand 6.75% "PRIDES" ........................     24,000        486,000
                                                                      ----------
                                                                         486,000
                                                                      ----------
Paper & Forest Products - 0.96%
Georgia-Pacific Units 7.50% ..........................     22,500        675,000
                                                                      ----------
                                                                         675,000
                                                                      ----------
Real Estate - 1.22%
General Growth Properties 7.25% ......................     38,700        856,238
                                                                      ----------
                                                                         856,238
                                                                      ----------
Transportation & Shipping - 1.90%
Greyhound Lines 8.50% ................................     26,500        814,875
Union Pacific Capital Trust 6.25%
   "TIDES" ...........................................     12,000        526,500
                                                                      ----------
                                                                       1,341,375
                                                                      ----------
Total Convertible Preferred Stock
   (cost $4,776,700) .................................                 3,930,613
                                                                      ----------

                                                        Principal
                                                        Amount++
                                                        ---------
Non-Convertible Bonds - 45.85%
Banking, Finance & Insurance - 1.79%
Banco Nacional de Comercia Exterior
   7.25% 2/2/04 ...............................   USD     750,000        725,625
Bank of Greece Series RG (loan stock)
   10.75% 9/16/10 .............................   GBP     120,000        226,056
National Bank of Hungary
   10.00% 8/5/03 ..............................           200,000        308,611
                                                                      ----------
                                                                       1,260,292
                                                                      ----------
Cable, Media & Publishing - 1.70%
Adelphia Communications
   9.375% 11/15/09 ............................   USD   1,000,000        730,000
Charter Communications
   8.625% 4/1/09 ..............................           250,000        213,750
Granite Broadcasting 9.375% 12/1/05 ...........           500,000        252,500
                                                                      ----------
                                                                       1,196,250
                                                                      ----------
Computers & Technology - 0.32%
Mercury Interactive 4.75% 7/1/07 ..............           275,000        224,125
                                                                      ----------
                                                                         224,125
                                                                      ----------
Consumer Products - 1.28%
American Safety Razor Series B
   9.875% 8/1/05 ..............................           475,000        458,375
Fedders North America
   9.375% 8/15/07 .............................           250,000        218,750

----------
All percentages are calculated based on total net assets.

                                                                     Market
                                                        Principal    Value
Delaware Group Global Dividend and Income Fund, Inc.    Amount++     (U.S.$)
--------------------------------------------------------------------------------
Non-Convertible Bonds (continued)
Consumer Products (continued)
Fisher Scientific International
   9.00% 2/1/08 ...............................   USD     250,000    $   225,000
                                                                     -----------
                                                                         902,125
                                                                     -----------
Food, Beverage & Tobacco - 0.76%
Chiquita Brands 9.625% 1/15/04 ................         1,000,000        535,000
                                                                     -----------
                                                                         535,000
                                                                     -----------
Foreign Government - 26.88%
Belgium Kingdom 5.75% 9/28/10 .................   EUR   1,200,000      1,071,548
Deutschland Republic 6.25% 1/1/24 .............         1,000,000        950,093
Hellenic Republic 8.60% 3/26/08 ...............   GRD 250,000,000        749,055
Hellenic Republic 8.70% 4/8/05 ................       350,000,000      1,004,269
Hellenic Republic 9.20% 3/21/02 ...............       100,000,000        267,372
Hydro-Quebec (loan stock)
   12.75% 9/13/15 .............................   GBP     160,000        376,610
New Zealand Government
   8.00% 2/15/01 ..............................   NZD   2,000,000        820,546
New Zealand Government
   8.00% 4/15/04 ..............................         3,400,000      1,455,457
Poland Government Bond
   8.50% 2/12/05 ..............................   PLZ   7,000,000      1,252,874
Poland Government Bond
   12.00% 10/12/03 ............................         5,500,000      1,103,921
Portugal Government Bond
   5.375% 6/23/08 .............................   EUR   1,000,000        873,476
Queensland Treasury 6.00% 7/14/09 .............   AUD   1,250,000        652,634
Republic of Argentina Series BGLO
   11.00% 10/9/06 .............................   USD   1,500,000      1,323,750
Republic of Columbia 7.625% 2/15/07 ...........         1,000,000        747,500
Republic of South Africa Series 177
   9.50% 5/15/07 ..............................        13,000,000      1,423,080
Republic of South Africa Series 162
   12.50% 1/15/02 .............................        14,000,000      1,828,427
Republic of South Africa Series 153
   13.00% 8/31/10 .............................   ZAR  11,000,000      1,400,045
Russian Ministry of Finance
   9.25% 11/27/01 .............................   USD     500,000        487,800
United Mexican States Global
   8.25% 2/24/09 ..............................   EUR   2,500,000      1,139,403
                                                                     -----------
                                                                      18,927,860
                                                                     -----------
Leisure, Lodging & Entertainment - 0.33%
AFC Enterprises 10.25% 5/15/07 ................   USD     250,000        231,250
                                                                     -----------
                                                                         231,250
                                                                     -----------
Metals & Mining - 0.55%
Weirton Steel 11.375% 7/1/04 ..................           950,000        384,750
                                                                     -----------
                                                                         384,750
                                                                     -----------
Packaging & Containers - 1.13%
Container Corporation of America
   Series A 11.25% 5/1/04 .....................           200,000        201,500
Delta Beverage Group
   9.75% 12/15/03 .............................           400,000        406,000

                                                                     Market
                                                        Principal    Value
                                                        Amount++     (U.S.$)
--------------------------------------------------------------------------------
Non-Convertible Bonds (continued)
Packaging & Containers (continued)
Pierce Leahy 8.125% 5/15/08 ...................   USD     200,000    $   187,000
                                                                     -----------
                                                                         794,500
                                                                     -----------
Paper & Forest Products - 1.14%
Domtar 10.85% 8/5/17 ..........................   CAD   1,000,000        805,893
                                                                         805,893
Retail - 2.68%
ASDA Group 10.875% 4/20/10 ....................   GBP     250,000        465,531
Buhrmann 12.25% 11/1/09 .......................   USD     500,000        500,000
Fleming Companies 10.625% 12/15/01 ............           400,000        390,000
Provigo Series 1991 11.25% 3/15/01 ............   CAD     800,000        529,496
                                                                     -----------
                                                                       1,885,027
                                                                     -----------
Telecommunications - 3.85%
Allied Riser 7.50% 6/15/07 ....................   USD     725,000        187,594
Global Crossing Holdings
   9.50% 11/15/09 .............................           850,000        714,000
Level 3 Communications
   9.125% 5/1/08 ..............................         1,000,000        670,000
Level 3 Communications
   6.00% 3/15/10 ..............................           600,000        277,500
Nextel Communications
   9.375% 11/15/09 ............................         1,000,000        862,500
                                                                     -----------
                                                                       2,711,594
                                                                     -----------
Transportation & Shipping - 0.90%
Atlantic Express Transportation
   10.75% 2/1/04 ..............................           300,000        226,500
Worldwide Flight 12.25% 8/15/07 ...............           600,000        411,000
                                                                     -----------
                                                                         637,500
                                                                     -----------
Utilities - 2.54%
AES 10.25% 7/15/06 ............................           400,000        406,000
Korea Electric Power 6.375% 12/1/03 ...........         1,000,000        958,000
Midland Funding II Series A
   11.75% 7/23/05 .............................           400,000        423,500
                                                                     -----------
                                                                       1,787,500
                                                                     -----------
Total Non-Convertible Bonds
   (cost $40,849,527) .........................                       32,283,666
                                                                     -----------
Convertible Bonds - 2.33%
Automobiles & Automotive Equipment - 0.81%
MascoTech 4.50% 12/15/03 ......................           900,000        571,500
                                                                     -----------
                                                                         571,500
                                                                     -----------
Banking, Finance & Insurance - 0.55%
Bell Atlantic Financial 5.75% 4/1/03 ..........           400,000        384,031
                                                                     -----------
                                                                         384,031
                                                                     -----------
Real Estate - 0.97%
IRT Property 7.30% 8/15/03 ....................           500,000        471,250
LTC Properties 8.50% 1/1/01 ...................           250,000        213,438
                                                                     -----------
                                                                         684,688
                                                                     -----------
Total Convertible Bonds
   (cost $1,926,055) ..........................                        1,640,219
                                                                     -----------
----------------------
All percentages are calculated based on total net assets.

                                                                    Market
                                                        Principal   Value
Delaware Group Global Dividend and Income Fund, Inc.    Amount++    (U.S.$)
--------------------------------------------------------------------------------
  Short-Term Securities - 2.51%
**U.S. Treasury Bills 5.54%
    due 12/21/00 ..............................   USD   1,775,000   $ 1,768,729
                                                                    -----------
  Total Short Term Securities
    (cost $1,768,729) .........................                       1,768,729
                                                                    -----------

                                                        Number
                                                        of Shares
                                                        ---------
  Stock Warrants - 0.00%
  Transportation & Shipping - 0.00%
 *Worldwide Flight ............................               600           600
                                                                    -----------
  Total Warrants (cost $5,852) ................                             600
                                                                    -----------
  Total Market Value of Securities - 134.07%
    (cost $105,878,360) .......................                      94,411,452
 +Liabilities Net of Receivables
    and Other Assets - (34.07%) ...............                     (23,990,992)
                                                                    -----------
  Net Assets Applicable to 5,985,582
    Shares ($0.01 par value)
    Outstanding; Equivalent to $11.77
    per Share - 100.00% .......................                     $70,420,460
                                                                    ===========
----------------------
All percentages are calculated based on total net assets.

--------------------------------------------------------------------------------
Components of Net Assets at November 30, 2000:
Common stock, $0.01 par value,
  500,000,000 shares authorized
  to the Fund .................................                     $90,103,263
Treasury stock, 665,065 shares, at cost .......                      (8,599,291)
Accumulated net realized gain on
  investments and foreign currencies ..........                         397,995
Net unrealized depreciation of
  investments and foreign currencies ..........                     (11,481,507)
                                                                    -----------
Total net assets ..............................                     $70,420,460
                                                                    ===========
----------------------
 *Non-income producing security for the year ended November 30, 2000.

**US Treasury Bills are traded on a discount basis; the interest rate shown is the effective yield at the time of purchase by the Fund.

 +Of this amount, $25,000,000 represents borrowings under the the Fund's Line of Credit. See Note 5 in "Notes to Financial Statements."

++Principal amount is stated in the currency in which each bond is denominated.

----------------------
Summary of Abbreviations
PRIDES - Preferred Redeemable Increased Dividend Equity Securities TIDES - Term Income Deferred Equity Securities

AUD - Australian Dollar
CAD - Canadian Dollar
EUR - European Monetary Unit
GBP - British Pound Sterling
GRD - Greek Drachma
NZD - New Zealand Dollar
PLZ - Polish Zloty
USD - U.S. Dollar
ZAR - South African Rand


                             See accompanying notes

Statement of Assets and Liabilities




Year Ended November 30, 2000                    Delaware Group Global Dividend and Income Fund, Inc.
----------------------------------------------------------------------------------------------------
Assets:
Investments at market (cost $105,878,360) .............................................$94,411,452
Foreign currency contracts, net .......................................................     20,086
Cash and foreign currencies ...........................................................     55,102
Dividends and interest receivable .....................................................  1,296,410
Receivable for securities sold ........................................................  4,215,979
                                                                                       -----------
Total assets .......................................................................... 99,999,029
                                                                                       -----------
Liabilities:
Payable for securities purchased ......................................................  4,158,813
Line of credit ........................................................................ 25,000,000
Accrued interest payable ..............................................................    186,798
Other accounts payable and accrued expenses ...........................................    232,958
                                                                                       -----------
Total liabilities ..................................................................... 29,578,569
                                                                                       -----------
Total Net Assets ......................................................................$70,420,460
                                                                                       ===========

                             See accompanying notes

Statement of Operations


Year Ended November 30, 2000                                               Delaware Group Global Dividend and Income Fund, Inc.
-------------------------------------------------------------------------------------------------------------------------------
Investment Income
Interest ........................................................................      $  4,321,055
Dividends (net of foreign taxes withheld of $72,215) ............................         3,012,760              $  7,333,815
                                                                                       ------------              ------------
Expenses:
Management fees .................................................................           757,038
Accounting and administration fees ..............................................           100,000
Professional fees ...............................................................            95,666
Custodian fees ..................................................................            69,050
Reports and statements to shareholders ..........................................            54,446
Taxes (other than taxes on income) ..............................................            16,350
Transfer agent fees .............................................................            11,750
Directors' fees .................................................................             8,000
Other ...........................................................................            11,308
                                                                                       ------------

Total operating expenses (before interest expense) ..............................                                   1,123,608
Interest expense ................................................................                                   1,754,676
                                                                                                                 ------------
Total operating expenses (after interest expense) ...............................                                   2,878,284
Less: expenses paid indirectly ..................................................                                      (2,038)
                                                                                                                 ------------
Total expenses ..................................................................                                   2,876,246
                                                                                                                 ------------

Net Investment Income ...........................................................                                   4,457,569
                                                                                                                 ------------

Net Realized and Unrealized Gain (Loss) on Investments
and Foreign Currencies:
Net realized gain (loss) on:
   Investments ..................................................................                                   3,267,814
   Options written ..............................................................                                      38,470
   Foreign currencies ...........................................................                                  (1,085,802)
                                                                                                                 ------------
Net realized gain ...............................................................                                   2,220,482
Net change in unrealized appreciation/depreciation on
  investments and foreign currencies ............................................                                 (10,699,190)
                                                                                                                 ------------

Net Realized and Unrealized Loss on Investments and
  Foreign Currencies ............................................................                                  (8,478,708)
                                                                                                                 ------------

Net Decrease in Net Assets Resulting from Operations ............................                                $ (4,021,139)
                                                                                                                 ============

                             See accompanying notes

Statements of Changes in Net Assets


                            Delaware Group Global Dividend and Income Fund, Inc.
--------------------------------------------------------------------------------
                                                             Year Ended
                                                       11/30/00       11/30/99

Operations:
Net investment income ...............................  $4,457,569    $6,193,806
Net realized gain on investments and foreign
 currencies .........................................   2,220,482     3,674,549
Net change in unrealized appreciation/depreciation
 of investments and foreign currencies .............. (10,699,190)  (10,773,534)
                                                      -------------------------
Net decrease in net assets resulting from
 operations .........................................  (4,021,139)     (905,179)
                                                      -------------------------

Dividends and Distributions to Shareholders from:
Net investment income ...............................  (3,371,767)   (5,732,051)
Net realized gain on investments ....................  (3,195,427)   (5,207,792)
Return of capital ...................................  (2,992,791)            -
                                                      -------------------------
                                                       (9,559,985)  (10,939,843)
                                                      -------------------------

Capital Stock Transactions:
Cost of shares repurchased (See Note 4) .............  (8,599,291)            -
                                                      -------------------------
Decrease in net assets derived from capital
 stock transactions .................................  (8,599,291)            -
                                                      -------------------------

Net Decrease in Net Assets .......................... (22,180,415)  (11,845,022)

Net Assets:
Beginning of period .................................  92,600,875   104,445,897
                                                      -------------------------
End of period ....................................... $70,420,460   $92,600,875
                                                      =========================


                             See accompanying notes

Statement of Cash Flows



Year Ended November 30, 2000                          Delaware Group Global Dividend and Income Fund, Inc.
----------------------------------------------------------------------------------------------------------
Net Cash (Including Foreign Currency) Provided by Operating
Activities:
Net decrease in net assets resulting
 from operations .......................................................................   $ (4,021,139)
                                                                                           ------------
   Adjustments to reconcile net decrease in net assets
    from operations to cash provided by operating activities:
   Amortization of discount on securities ..............................................       (443,613)
   Net proceeds from investment transactions ...........................................     10,960,096
   Net realized gain on investments ....................................................     (3,306,284)
   Net realized loss on foreign currencies .............................................      1,085,802
   Net change in unrealized appreciation/depreciation of
    investments and foreign currencies .................................................     10,699,190
   Increase in receivable for investments sold .........................................     (2,746,120)
   Increase in interest and dividends receivable .......................................        (14,927)
   Increase in payable for investments purchased .......................................      3,525,510
   Increase in interest payable ........................................................         33,257
   Decrease in accrued expenses and other liabilities ..................................        (78,236)
                                                                                           ------------
   Total adjustments ...................................................................     19,714,675
                                                                                           ------------
Net cash provided by operating activities ..............................................     15,693,536
                                                                                           ------------

Cash Flows Used for Financing Activities:
   Repurchase of capital stock .........................................................     (8,599,291)
   Proceeds from line of credit (Note 5) ...............................................     25,000,000
   Principal repayment on line of credit (Note 5) ......................................    (25,000,000)
   Cash distributions paid .............................................................     (9,559,985)
                                                                                           ------------
Net cash used for financing activities .................................................    (18,159,276)
                                                                                           ------------
Effect of exchange rates on cash .......................................................       (317,829)
                                                                                           ------------
Net decrease in cash ...................................................................     (2,783,569)
Cash at beginning of period ............................................................      2,838,671
                                                                                           ------------
Cash at end of period ..................................................................   $     55,102
                                                                                           ============

Cash paid for interest .................................................................   $  1,721,419
                                                                                           ============

                             See accompanying notes

Financial Highlights


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                     Delaware Group Global Dividend and Income Fund, Inc.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Year Ended
                                                                         11/30/00    11/30/99     11/30/98    11/30/97     11/30/96

Net asset value, beginning of period ..................................    $13.92      $15.70       $17.09      $15.81       $14.06
Income (loss) from investment operations:
   Net investment income ..............................................      0.70        0.93         1.09        1.00         0.98
   Net realized and unrealized gain (loss) on
     investments and foreign currencies ...............................     (1.35)      (1.07)       (0.70)       1.78         2.27
                                                                           --------------------------------------------------------
   Total from investment operations ...................................     (0.65)      (0.14)        0.39        2.78         3.25
                                                                           --------------------------------------------------------
Less dividends and distributions:
   Dividends from net investment income ...............................     (0.53)      (0.86)       (1.38)      (0.95)       (1.02)
   Distributions from net realized gains on investments ...............     (0.47)      (0.78)       (0.40)      (0.55)       (0.48)
   Return of capital ..................................................     (0.50)          -            -           -            -
                                                                           --------------------------------------------------------
   Total dividends and distributions ..................................     (1.50)      (1.64)       (1.78)      (1.50)       (1.50)
                                                                           --------------------------------------------------------

Net asset value, end of period ........................................    $11.77      $13.92       $15.70      $17.09       $15.81
                                                                           ========================================================

Market value, end of period ...........................................    $10.38      $11.75       $15.88      $17.31       $15.88
                                                                           ========================================================

Total return based on:(1)
Market value ..........................................................      0.29%     (17.00%)       2.05%      18.98%       27.42%
Net asset value .......................................................     (4.04%)     (0.57%)       2.19%      17.93%       24.10%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ............................   $70,420     $92,601     $104,446    $113,685     $105,120
   Ratio of total operating expenses to average net assets ............      3.45%       2.69%        2.69%       2.67%        2.61%
   Ratio of total operating expenses to adjusted average
     net assets (before interest expense)(2) ..........................      1.04%       1.00%        1.03%       1.02%        1.09%
   Ratio of interest expense to adjusted average net assets(2) ........      1.62%       1.15%        1.16%       1.16%        1.06%
   Ratio of net investment income to average net assets ...............      5.34%       6.14%        6.63%       6.03%        6.80%
   Ratio of net investment income to adjusted average net assets(2) ...      4.11%       4.92%        5.38%       4.93%        5.59%
   Portfolio turnover .................................................        43%         58%          51%         68%          88%

Leverage analysis:
   Debt outstanding at end of period (000 omitted) ....................   $25,000     $25,000      $25,000     $25,000      $25,000
   Average daily balance of debt outstanding (000 omitted) ............   $25,000     $25,000      $25,000     $25,000      $20,355
   Average daily balance of shares outstanding (000 omitted) ..........     6,389       6,651        6,651       6,651        6,651
   Average debt per share .............................................     $3.91       $3.76        $3.76       $3.76        $3.06

----------------------

(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
(2) Adjusted average net assets excludes debt outstanding.


                             See accompanying notes

Notes to Financial Statements



Year Ended November 30, 2000
--------------------------------------------------------------------------------
Delaware Group Global Dividend and Income Fund, Inc. (the "Fund") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland corporation. The primary investment objective is to seek high current income. Capital appreciation is a secondary objective.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation - All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price before the Fund is valued. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Directors.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company for federal income tax purposes and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Distributions - In December 1995, the Fund implemented a managed distribution policy. Under the policy, the Fund declares and pays monthly distributions at an annual rate of not less than $1.50 per share and is managed with a goal of generating as much of the distribution as possible from ordinary income (net investment income and short-term capital gains). The balance of the distribution then comes from long-term capital gains and, if necessary, a return of capital.

Foreign Currency Transactions - Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities that result from fluctuations in foreign currency exchange rates in the Statement of Operations. The Fund does isolate that portion of gains and losses on investments in debt securities, which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Original issue discounts are accreted to interest income over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Certain expenses of the Fund are paid through "commission" arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was $2,038 for the year ended November 30, 2000. The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended November 30, 2000. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly."

2. Investment Management, Administration Agreements and Other
   Transactions with Affiliates
In accordance with the terms of the investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager of the Fund, an annual fee which is calculated daily at the rate of 0.70% of the adjusted average weekly net assets. At November 30, 2000, the Fund had a liability for investment management fees and other expenses payable to DMC of $122,357.

The Fund has entered into a sub-advisory agreement with Delaware International Advisers Ltd. (DIAL), an affiliate of DMC, related to the foreign securities portion of the Fund. For the services provided DMC pays DIAL an annual fee which is equal to 40% of the adjusted average weekly net assets. The Fund does not pay any fees for these services.

--------------------------------------------------------------------------------
Investment Management, Administration Agreements and Other
Transactions with Affiliates (continued)

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide accounting and administration services. The Fund pays DSC a monthly fee computed at the annual rate of 0.05% of the Fund's adjusted average weekly net assets subject to an annual minimum of $100,000. At November 30, 2000, the Fund had a liability for such fees and other expenses payable to DSC of $22,491.

For purposes of the calculation of investment management fees and administration fees, adjusted average weekly net assets do not include the Line of Credit liability.

Certain officers of DMC and DSC are officers, directors and/or employees of the Fund. These officers, directors and/or employees are paid no compensation by the Fund.

3. Investments
During the year ended November 30, 2000, the Fund made purchases of $44,537,990 and sales of $52,022,241 of investment securities other than U.S. government securities and temporary cash investments.

At November 30, 2000, the aggregate cost of securities and unrealized appreciation/depreciation for federal income tax purposes for the Fund was as follows:

Cost of investments ..........................................    $105,958,651
                                                                  ------------
Aggregate unrealized appreciation ............................      $5,561,705
Aggregate unrealized depreciation ............................     (17,108,904)
                                                                  ------------
Net unrealized depreciation ..................................    ($11,547,199)
                                                                  ------------

4. Capital Shares
On April 20, 2000, the Fund's Board of Directors approved a tender offer for shares of the Fund's common stock. The tender offer authorized the Fund to purchase and hold as treasury shares up to 10% percent of its issued and outstanding shares at a price equal to the Fund's net asset value on June 30, 2000, the first business day following the expiration of the offer. The tender offer commenced on June 1, 2000 and expired on June 29, 2000. In connection with the tender offer, the Fund purchased 665,065 shares of capital stock at a total cost of $8,599,291. The 665,065 treasury shares will be available for issuance by the Fund without further shareholder action.

The Fund did not repurchase any shares under the Share Repurchase Program during the fiscal year ended November 30, 2000.

Shares issuable under the Fund's dividend reinvestment plan are purchased by the Fund's transfer agent, Mellon Investor Services, LLC., in the open market.

5. Line of Credit
The Fund has entered into a $25,000,000 Line of Credit Agreement with Chase Manhattan Bank. At November 30, 2000, the principal amount outstanding was $25,000,000 at a variable interest rate of 7.27%. During the year ended November 30, 2000, the average daily balance outstanding was $25,000,000 at a weighted average interest rate of approximately 6.86%. The maximum amount outstanding at any time during the year was $25,000,000. Borrowings under the Agreement are collateralized by the Fund's portfolio.

6. Foreign Exchange Contracts
The Fund may enter into forward foreign currency contracts and forward foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. A Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies.

Forward foreign currency contracts and forward foreign cross currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of forward foreign currency contracts and forward foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

The following forward foreign cross currency contracts were outstanding at November 30, 2000:

Contracts To            In Exchange             Settlement           Unrealized
  Receive                   For                    Date             Appreciation
------------            -----------             ----------          ------------
EUR 1,596,423           GBP 964,000              2/28/01              $20,086

EUR - European Monetary Unit
GBP - British Pound Sterling


7. Options Written
The Fund may enter into options contracts in accordance with its investment objectives. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including

Year Ended November 30, 2000
--------------------------------------------------------------------------------
Options Written (continued)

brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Transactions in options written during the year ended November 30, 2000 for the Fund were as follows:

                                                        Number
                                                     of Contracts     Premiums
                                                     ------------     --------
Options outstanding at
   November 30, 1999 ............................         247         $38,470
Options written .................................          --              --
Options terminated in closing
   purchase transaction .........................          --              --
Options expired .................................        (247)        (38,470)
                                                         ----         -------
Options outstanding at
   November 30, 2000 ............................          --              --
                                                         ====         =======

8. Credit and Market Risks
Some countries in which the Fund invests require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in high-yield fixed income securities which carry ratings of BB or lower by S&P and /or Ba or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

9. Geographic Disclosure
As of November 30, 2000, the Fund's geographic diversification* was as follows:

United States ........................          $52,725,229              55.85%
United Kingdom .......................            8,127,292               8.61%
South Africa .........................            5,245,450               5.56%
Australia ............................            3,618,681               3.83%
Germany ..............................            3,587,298               3.80%
New Zealand ..........................            2,864,038               3.03%
Poland ...............................            2,356,795               2.50%
Greece ...............................            2,246,752               2.38%
Mexico ...............................            1,865,028               1.98%
Canada ...............................            1,711,999               1.81%
Netherlands ..........................            1,579,828               1.67%
Belgium ..............................            1,421,425               1.51%
Argentina ............................            1,323,750               1.40%
Spain ................................            1,014,223               1.07%
Korea ................................              958,000               1.01%
Hong Kong ............................              907,191               0.96%
Portugal .............................              873,476               0.92%
Columbia .............................              747,500               0.79%
Russia ...............................              487,800               0.52%
France ...............................              441,086               0.47%
Hungary ..............................              308,611               0.33%
                                                -----------             -------
Total ................................          $94,411,452             100.00%
                                                ===========             =======
---------------
* Based on the domicile of each security's issuer.

Like any investment in securities, the value of the portfolio may be subject to risk or loss from market, currency, economic and political factors which occur in the countries where the Fund is invested.

--------------------------------------------------------------------------------
10. Tax Information (Unaudited)

The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2001. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended November 30, 2000, the Fund designates distributions paid during the year as follows:

   (A)*                 (B)*         (C)*          (D)           (E)**
  Long-Term           Ordinary
Capital Gains          Income       Return         Total
Distributions      Distributions  of Capital   Distribution    Qualifying
 (Tax Basis)        (Tax Basis)   (Tax Basis)   (Tax Basis)    Dividends(1)
-------------      -------------  -----------  -------------   ------------
      9%                 60%           31%          100%           42%

  *Items (A) (B) and (C) are based on a percentage of the Fund's total distributions.
 **Item (E) is based on a percentage of ordinary income of the Fund.
(1)Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

The amount per share of income from the foreign taxes paid to each country is listed in the following schedule:

                                                Gross Dividend   Foreign Taxes
Country                                            Per Share     Paid Per Share
-------                                         -------------------------------
Australia ..................................       $0.0272           $0.0015
Belgium ....................................        0.0033            0.0005
Germany ....................................        0.0095            0.0010
France .....................................        0.0013            0.0002
Hong Kong ..................................        0.0082            0.0000
Netherlands ................................        0.0072            0.0011
New Zealand ................................        0.0091            0.0014
Spain ......................................        0.0039            0.0006
South Africa ...............................        0.0032            0.0000
United Kingdom .............................        0.0729            0.0058

Report of Independent Auditors
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors
Delaware Group Global Dividend and Income Fund, Inc.

We have audited the accompanying statement of net assets and statement of assets and liabilities of Delaware Group Global Dividend and Income Fund, Inc. (the "Fund") as of November 30, 2000, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Global Dividend and Income Fund, Inc. at November 30, 2000, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                              /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
January 5, 2001


DELAWARE(SM)                                DGF               Registrar and Stock Transfer Agent
INVESTMENTS                               Listed              Mellon Investors Services, LLC
---------------------                      NYSE               Overpeck Centre
Philadelphia o London          THE NEW YORK STOCK EXCHANGE    85 - Challenger Road
                                                              Ridgefield, NJ 07660
                                                              1.800.851.9677

                                                              For Securities Dealers
                                                              1.800.362.7500

                                                              For Financial Institutions
                                                              Representatives Only
                                                              1.800.659.2265

                                                              www.delawareinvestments.com


This annual report is for the information of Delaware Group Global Dividend and Income Fund, Inc. shareholders. It sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The return and principal value of an investment in the Fund will fluctuate so that shares, when resold, may be worth more or less than their original cost.

Notice is hereby given in accordance with Section 23(c) of the Investment Act of 1940 that the Fund may from time-to-time purchase shares of its Common Stock on the open market at market prices.


BOARD OF DIRECTORS                             Thomas F. Madison                         Joseph H. Hastings
                                               President and Chief Executive Officer     Senior Vice President/Corporate Controller
Charles E. Haldeman, Jr.                       MLM Partners, Inc.                        Philadelphia, PA
Chairman                                       Minneapolis, MN
Delaware Investments Family of Funds                                                     Michael P. Bishof
Philadelphia, PA                               Janet L. Yeomans                          Senior Vice President/Treasurer
                                               Vice President and Treasurer              Philadelphia, PA
Walter P. Babich+                              3M Corporation
Board Chairman                                 St. Paul, MN                              Lisa O. Brinkley
Citadel Constructors, Inc.                                                               Senior Vice President/Compliance Director
King of Prussia, PA                                                                      Philadelphia, PA

David K. Downes                                AFFILIATED OFFICERS                       Investment Manager
President and Chief Executive Officer                                                    Delaware Management Company
Delaware Investments Family of Funds           Richard J. Flannery                       Philadelphia, PA
Philadelphia, PA                               President and Chief Executive Officer
                                               Delaware Family of Funds                  International Affiliate
John H. Durham                                 Delaware Distributors L.P.                Delaware International Advisers Ltd.
Private Investor                                                                         London, England
Horsham, PA                                    William E. Dodge
                                               Executive Vice President/                 Principal Office of the Fund
John A. Fry                                    Chief Investment Officer, Equity          2005 Market Street
Executive Vice President                       Philadelphia, PA                          Philadelphia, PA 19103-7057
University of Pennsylvania
Philadelphia, PA                               Jude T. Driscoll                          Independent Auditors
                                               Executive Vice President/                 Ernst & Young LLP
Anthony D. Knerr+                              Head of Fixed Income                      2001 Market Street
Consultant, Anthony Knerr & Associates         Delaware Family of Funds                  Philadelphia, PA
New York, NY

Ann R. Leven+
Former Treasurer, National Gallery of Art
Washington, DC



+ Audit Committee Member


(4154)                                                        Printed in the USA
AR-DGF [11/00] PPL 1/01     Recordholders as of November 30, 2000: 231   (J6656)